Equity	12 Months Ended
Dec. 31, 2020
Equity
EQUITY

NOTE 17: EQUITY

a.	Composition of share capital:

	December 31, 2020		December 31, 2019
	Authorized	Issued and outstanding	Authorized	Issued and outstanding
	Number of shares
Ordinary shares of NIS 0.04 par value each	25,000,000	22,250,534	25,000,000	22,236,368

b.	Movement in share capital:

Issued and outstanding capital:

	Number of shares	NIS par value
Balance at January 1, 2020	22,236,368	233,167
Exercise of share options	14,166	164

Balance at December 31, 2020	22,250,534	233,331

Balance at December 31, 2019	22,236,368	233,167

c.	Rights attached to shares:

Ordinary shares confer their holders rights to receive dividends in cash and in Company’s shares, right to nominate the Company’s directors and rights to participate in distribution of dividends upon liquidation in proportion to their holdings. Also, Ordinary shareholders have one vote at the shareholders’ meeting such that each share confers one vote to its holder.

d.	In April 2019, the Company closed its initial public offering in Nasdaq of 2,500,000 American Depositary Shares (“ADSs”), each representing two ordinary shares of Brainsway, at a public offering price of $11.00 per ADS. The gross proceeds to the Company from the offering, before deducting the underwriting discounts and commissions and estimated offering expenses, are approximately $27.5 million.

d.	Capital management in the Company:

The Company’s capital management objectives are to preserve the Group’s ability to ensure business continuity thereby creating a return for the shareholders, investors and other interested parties.

The Company is not under any minimal equity requirements nor is it required to attain a certain level of capital return.

See Note 22, events after the reporting period.